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                                                                   EXHIBIT 23.01


                        CONSENT OF INDEPENDENT AUDITORS

As independent public accountants, we hereby consent to the incorporation of our report dated February 16, 2000 with respect to the consolidated financial statements and schedule included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (File No. 333-95299).



                                             /s/ ARTHUR ANDERSEN LLP

San Jose, California
March 30, 2000